UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2016

New Peoples Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-33411 (Commission File Number)	31-1804543 (IRS Employer Identification No.)

67 Commerce Drive Honaker,

Virginia 24260

(Address of principal offices, including zip code)

 (276) 873-7000

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

New Peoples Bankshares, Inc. (the “Company”) held its 2016 Annual Shareholders’ Meeting (the “Annual Meeting”) on May 17, 2016. A total of 23,354,082 shares of the Company’s Common Stock were entitled to vote as of March 23, 2016, the record date for the Annual Meeting. There were 15,374,395 shares present at the Annual Meeting in person or by proxy, and the shareholders voted on three proposals.

Proposal 1: Election of Directors

The shareholders elected three directors to serve three-year terms expiring in 2019. The three directors elected to serve the three-year terms were Tim W. Ball, Michael G. McGlothlin, and B. Scott White. The results of the vote were as follows:

Nominees	Votes FOR	Votes Withheld	Broker Non-Votes

Tim W. Ball	13,867,106	105,587	1,401,702
Michael G. McGlothlin	13,841,863	130,830	1,401,702
B. Scott White	13,874,828	97,865	1,401,702

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation

The shareholders approved a non-binding advisory resolution to approve the compensation of the Company’s named executive officers. The results of the vote follow:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
13,499,271	197,573	275,849	1,401,702

Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm

The shareholders voted to ratify the Company’s Audit Committee of the Board of Directors’ appointment of Elliott Davis Decosimo, LLC to serve as its independent registered public accounting firm for the year ending December 31, 2016. The results of the vote follow:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Uncast Votes
15,246,640	66,603	61,152	-

Item 8.01 Other Events

On May 17, 2016, members of management of the Company made a presentation at the Annual Meeting. A copy of the presentation is attached to this report as Exhibit 99.1 and is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for any purpose.

Item 9.01	Financial Statements and Exhibits

(d)	The following exhibit is included with this report:

Exhibit No. Exhibit Description

99.1 Presentation of the Company delivered at the 2016 Annual Shareholders’ Meeting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Peoples Bankshares, Inc.

Date: May 19, 2016	/s/ Joseph D. Pennington
Joseph D. Pennington
Senior Vice President and Chief Financial Officer and Secretary

Exhibit 99.1

NEW PEOPLES BANKSHARES INC

Annual Shareholders' Meeting

May 17, 2016

INTRODUCTION OF DIRECTORS

- **Lynn Keene, Chairman**
- **Charles Gent, Vice-Chairman**
- **Tim Ball**
- **Joe Carter**
- **John Cox**
- **Eugene Hearl**
- **Michael McGlothlin**
- **Fred Meade**
- **Scott White**

NEW PEOPLES BANKSHARES INC

INTRODUCTION OF SENIOR MANAGEMENT TEAM

- **Todd Asbury, President and CEO**
- **Frank Sexton, Jr., EVP and COO**
- **Karen Wimmer, EVP and Director of Special Assets**
- **Bill Beard, EVP and CCO**
- **Joseph Pennington, SVP and CFO**
- **Andy Mullins, FSVP and Senior Retail Officer**
- **J. W. Kiser, FSVP and Senior Commercial Banking Officer**
- **Debbie Arrington, SVP - Banking Operations**
- **Doug Horne, SVP and Area Manager – Cumberland Area**
- **Dorothy Meade, SVP and Area Manager – TriCities Area**
- **Richard Smith, SVP and Area Manager – Mountain Area**
- **Gary Keyes, SVP and Senior Business Development Officer**

NEW PEOPLES BANKSHARES INC

Our Mission

The mission of New Peoples Bank is to provide high quality, state of the art, golden rule banking services to our communities, while generating a reasonable return to our stockholders and providing a challenging and rewarding work environment for our family of employees.

- We believe in exceeding our customers' expectations through exceptional service.
- We believe in being honest in all our dealings with our customers and employees.
- We are a locally owned and operated financial institution committed to generating a reasonable and stable return to our shareholders.
- We are committed to lifelong learning for our employees and believe it is a requirement for doing business in the 21st century.

NEW PEOPLES BANKSHARES INC

Cautionary Statement Regarding Forward-Looking Statements

This presentation includes forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports including, but not limited to, the most recent quarterly report filed on Form 10-Q, current reports filed on Form 8-K, and the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

NEW PEOPLES BANKSHARES INC

Strategic Priorities

NEAR-TERM PRIORITIES (1-2 years)
• Increase capital • Reduce credit risk profile • Improve risk management capabilities • Increase Earnings • Emerge from Operating Agreement • Conservative/modest growth • Technology • Continue to recruit, develop and support our people • New Products and Services

NEW PEOPLES BANKSHARES INC

Increase Capital

NEW PEOPLES BANKSHARES INC

Improving Our Capital Position

Capital Ratios (Bank only)	March 31, 2016	December 31, 2015	December 31, 2014
Equity to Assets Ratio*	7.42%	7.36%	6.58%
Tier 1 Leverage Ratio	9.83%	9.67%	8.19%
Tier 1 Risk Based Capital Ratio	16.02%	16.29%	14.46%
Total Risk Based Capital Ratio	17.28%	17.55%	15.73%
	NPB Goals		
Tier 1 Leverage Ratio	9%		
Tier 1 Risk Based Capital Ratio	13%		
Total Risk Based Capital Ratio	15%		

*consolidated

NEW PEOPLES BANKSHARES INC

Capital Ratio Trend – Actual
Tier 1 Leverage Ratio (Bank Only)
December 31, 2010 through March 31, 2016


12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%

	2010	2011	2012	2013	2014	2015	2016 Q1
Leverage Ratio	6.00%	5.99%	7.08%	7.49%	8.19%	9.67%	9.83%
Short Term Goal	7.00%	7.00%	7.00%	7.00%	7.00%	7.00%	7.00%
Long Term Goal	9.00%	9.00%	9.00%	9.00%	9.00%	9.00%	9.00%

NEW PEOPLES BANKSHARES INC

Capital Ratio Trend – Actual
Total Risk Based Capital Ratio (Bank Only)
December 31, 2010 through March 31, 2016



18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%

	2010	2011	2012	2013	2014	2015	2016 Q1
Total RBC Ratio	9.79%	10.56%	12.88%	13.96%	15.73%	17.55%	17.28%
Short Term Goal	12.00%	12.00%	12.00%	12.00%	12.00%	12.00%	12.00%
Long Term Goal	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%	15.00%

NEW PEOPLES BANKSHARES INC

Reduce Credit Risk Profile

NEW PEOPLES BANKSHARES INC

Classified Assets (In thousands)

December 31, 2010 through December 31, 2015



Classified Assets
Dollars in thousands
$120,000
$110,000
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0

	2010	2011	2012	2013	2014	2015
Classified Assets	$103,762	$113,393	$76,641	$60,976	$42,538	$32,078

NEW PEOPLES BANKSHARES INC

Nonperforming Assets (In thousands)

December 31, 2010 through December 31, 2015

Nonperforming Assets


Dollars in thousands
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0

	2010	2011	2012	2013	2014	2015
Total NPAs	$59,820	$58,912	$47,956	$44,161	$36,910	$27,245
OREO	$12,346	$15,092	$13,869	$15,853	$15,049	$12,398
Nonaccrual Loans	$45,781	$42,316	$33,536	$28,307	$21,861	$14,847
90 Days + Accruing Interest	$1,693	$1,504	$551	$1	$-	$-

NEW PEOPLES BANKSHARES INC

Delinquency Trends 30+ days (In thousands)

December 31, 2010 through December 31, 2015



Loan Portfolio Delinquencies
Dollars in thousands
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0

	2010	2011	2012	2013	2014	2015
90 Days+	$23,404	$24,820	$21,002	$10,702	$4,952	$6,104
60-89 Days	$10,110	$6,609	$1,956	$3,625	$2,634	$1,594
30-59 Days	$22,426	$24,328	$16,492	$16,370	$11,882	$5,696

NEW PEOPLES BANKSHARES INC

Net Charge-Offs (In thousands)

December 31, 2010 through December 31, 2015


Net Charge Offs
Dollars in thousands
$2,000
$0
-$2,000
-$4,000
-$6,000
-$8,000
-$10,000
-$12,000
-$14,000
-$16,000
-$18,000

	2010	2011	2012	2013	2014	2015
Net Charge Offs	$(15,902)	$(14,746)	$(6,370)	$(4,280)	$(3,158)	$(229)

NEW PEOPLES BANKSHARES INC

Improve Risk Management Capabilities

NEW PEOPLES BANKSHARES INC

Improve Risk Management Capabilities

- *In the past few years, we have implemented Enterprise Risk Management Practices*
- *The key areas of risk that we monitor and manage are:*
  - *Credit*
  - *Interest Rate*
  - *Liquidity*
  - *Price*
  - *Operational*
  - *Compliance/ Legal*
  - *Strategic*
  - *Reputation*
- *We utilize this new management process to help us determine capital levels needed, to identify where our highest risks are and to place the necessary attention to these areas to reduce them to more acceptable levels*
- *We believe that we are ahead of many financial institutions in our risk management practices*
- *Our highest levels of risk are currently related to Credit Risk and Pricing Risk*

NEW PEOPLES BANKSHARES INC

Increase Earnings

Consolidated Earnings Snapshot

Earnings	3-Months Ended March 31, 2016	December 31, 2015	December 31, 2014
Net Income	$ 698 thousand	$ 2.7 million	$ 240 thousand
Net Income per Share	$ 0.03	$ 0.12	$ 0.01
Net Interest Income	$ 5.5 million	$ 22.6 million	$ 22.6 million
Net Interest Margin %	3.95%	3.93%	3.71%
Provision for Loan Losses	$ -0-	$ (2.2 million)	$ -0-
Noninterest Income	$ 1.6 million	$ 6.4 million	$ 6.2 million
Noninterest Expenses	$ 6.3 million	$ 28.5 million	$ 28.6 million
Salaries and Benefits	$ 3.2 million	$ 11.8 million	$ 12.7 million
OREO Expenses	$ 163 thousand	$ 4.1 million	$ 2.3 million

NEW PEOPLES BANKSHARES INC

Return on Average Assets

December 31, 2008 through March 31, 2016


1.00%
0.75%
0.50%
0.25%
0.00%
-0.25%
-0.50%
-0.75%
-1.00%
-1.25%
0.70%
-0.30%
-1.05%
-1.07%
-0.86%
0.21%
0.04%
0.41%
0.45%
2008
2009
2010
2011
2012
2013
2014
2015
2016 Q1
Return on Average Assets

NEW PEOPLES BANKSHARES INC

Net Interest Margin Trend

December 31, 2008 through March 31, 2016



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.13%
4.14%
4.35%
4.29%
4.13%
4.03%
3.71%
3.93%
3.95%
3.65%
3.61%
3.76%
3.81%
3.71%
3.61%
3.64%
3.67%
3.67%
2008
2009
2010
2011
2012
2013
2014
2015
2016 Q1
Net Interest Margin
Peer Data BHC $500 Million to $1 Billion

Peer Data Source: Federal Reserve Board of Governors Bank Holding Company Performance Report
Q1 2016 peer data is December 31, 2015 since currently unavailable

NEW PEOPLES BANKSHARES INC

Emerge From Operating Agreement

NEW PEOPLES
BANKSHARES INC

Emerge From Operating Agreement

- **Entered a formal Written Agreement with the Federal Reserve and the VA Bureau of Financial Institutions in July 2010**
- **Obtained full compliance and officially released as of January 20, 2016**
- **We are under no regulatory enforcements –formal or informal**

NEW PEOPLES
BANKSHARES INC

Moving Forward

NEW PEOPLES BANKSHARES INC

Return to

Conservative/ Modest Growth

NEW PEOPLES
BANKSHARES INC

Strategic Balance Sheet Trend (In Millions)

December 31, 2008- March 31, 2016


$1,000
$950
$900
$850
$800
$750
$700
$650
$600
$550
$500
$450
$400
Dollars in millions

	2008	2009	2010	2011	2012	2013	2014	2015	2016 Q1
Total Assets	$807.9	$857.9	$852.6	$780.4	$719.0	$684.7	$651.1	$625.9	$636.5
Total Loans	$721.2	$763.6	$707.8	$597.8	$522.4	$493.0	$457.5	$441.2	$450.3
Total Deposits	$705.7	$760.7	$766.1	$708.3	$652.9	$619.0	$585.2	$558.0	$555.2

NEW PEOPLES BANKSHARES INC

Deposit Mix (In thousands)

December 31, 2010 through March 31, 2016



Deposit Mix
Dollars in thousands
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0

	2010	2011	2012	2013	2014	2015	2016 Q1
Non-Int Bearing	$87,839	$109,629	$98,432	$137,745	$143,950	$149,714	$147,970
Int Bearing DDAs, Savings	$168,141	$153,028	$181,945	$134,261	$141,268	$151,327	$155,951
Time Deposits	$510,100	$445,658	$372,473	$346,991	$299,974	$256,978	$251,295

NEW PEOPLES BANKSHARES INC

Consolidated Financial Snapshot

Balance Sheet Measures	March 31, 2016	December 31, 2015	December 31, 2014
Total Assets	$ 636.5 million	$ 625.9 million	$ 651.1 million
Investment Securities available for sale	$ 84.7 million	$ 101.6 million	$ 100.1 million
Total Loans	$ 450.3 million	$ 441.2 million	$ 457.5 million
Total Allowance for Loan Loss	$ 7.2 million	$ 7.5 million	$ 9.9 million
Total Deposits	$ 555.2 million	$ 558.0 million	$ 585.2 million
Total Equity Capital	$ 47.2 million	$ 46.1 million	$ 42.9 million
Tangible Book Value	$2.02	$1.97	$1.87
Basic Shares Outstanding	23,354,082	23,354,082	22,878,654

NEW PEOPLES BANKSHARES INC

Moving Forward with the Right Team

NEW PEOPLES
BANKSHARES INC

Recruit, Develop and Support Our People



NEW PEOPLES BANKSHARES INC

Moving Forward with Technology

NEW PEOPLES BANKSHARES INC

Technology

- Leverage Technology
- Optimize Branch Productivity and Efficiencies

NEW PEOPLES
BANKSHARES INC

Leverage Technology

- In 2015, we accomplished the following technology initiatives:
  - Customer contact center
  - Changed consumer lending processes
  - Implemented a customer relationship technology
  - Extended mobile banking services to businesses
  - Worked on implementing online deposit and loan account opening
  - Explored and began developing a 'digital' branch website
  - Began researching and beta testing a "branch of the future" concept

NEW PEOPLES BANKSHARES INC

Optimize Branch Productivity

- Interactive Teller Machines "ITMs" in 2016
- Improve product knowledge through training
- Cross train branch employees to become a universal banker
- Further develop our call center to increase taking incoming calls and reduce branch phone calls
- Utilize floating personnel to assist at peak times
- Assist managers to become coaches to develop staff to maximize productivity
- Provide marketing tools (i.e. lead sheets, digital signage, improving external signage, target marketing based on demographics).
- Increase commercial banking relationships

NEW PEOPLES BANKSHARES INC

Move Forward with New Products and Services

NEW PEOPLES BANKSHARES INC

New Products and Services

- Interactive Teller Machines
- Online Deposit account opening
- Online loan applications
- Secondary market mortgage services
- NPB Visa Credit Card
- Card valet service
- EMV Chip Cards
- Expanded insurance services
- Product & services development for various groups

Move Forward to What?

NEW PEOPLES
BANKSHARES INC

Strategic Priorities

LONG-TERM PRIORITIES (2-5 years)
• Enhance shareholder liquidity, value and return • Differentiate ourselves from the competition through superior service and our local market presence • Continue targeted growth in clearly defined segments • Expand on building a growing portfolio of low cost relationship-based deposits • Continue to develop and support our people

For You the Shareholder

- ***Make New Peoples Bankshares a high performing financial institution***
- ***Enhance profitability so we may pay a cash dividend***
- ***Ensure that New Peoples remains a strong, well capitalized and well managed company***
- ***Commit to remain locally owned and operated…your bank from your community***
- ***Increase stock liquidity***
- ***Make you happy as an investor of New Peoples Bankshares***

NEW PEOPLES
BANKSHARES INC

Financial Goals 2016-2018

	2016	2017	2018
Financial			
Assets	$639M	$671M	$706M
Asset Growth	2.14%	5.18%	5.15%
Loan Growth	2.11%	4.14%	4.21%
Deposit Growth	1.81%	5.00%	5.00%
Return on Average Assets	0.60%	0.69%	0.74%
Return on Average Equity	5.99%	6.71%	7.05%
Net Interest Margin	>3.90%	>3.95%	>4.00%
Non-Interest Income	>0.90%	>0.90%	>0.90%
*Non-Performing Assets	<4.0%	<3.25%	<3.25%
Classified Assets to Tier 1+ALLL ratio	<40%	<30%	<30%
Tier 1 Capital Leverage	>9.00%	>9.00%	>9.00%
Operating			
DDA/Int Chking /MMA as % of Total Deposits	>50%	>50%	>50%
Efficiency	<85%	<80%	<80%

*Includes TDRs

NEW PEOPLES BANKSHARES INC

Financial Goals
High Performing Goals

	High Performance
Financial	
Assets	
Asset Growth	> 5.00%
Loan Growth	> 5.00%
Deposit Growth	> 5.00%
Return on Average Assets	> 1.25%
Return on Average Equity	> 12.50%
Net Interest Margin	> 4.00%
Non-Interest Income	> 1.00%
*Non-Performing Assets	< 1.00%
Classified Assets to Tier 1+ALLL ratio	< 10%
Tier 1 Capital Leverage	> 10.00%
Operating	
DDA/Int Chking /MMA as % of Total Deposits	> 55%
Efficiency	< 65%

NEW PEOPLES BANK
www.newpeoplesbank.com

Summary

- **Established a new foundation**
  - **Improved Earnings to highest level since 2008**
  - **Improved our Capital Position to highest levels since 2008**
  - **Improved Asset Quality issues to lowest level since 2008**
- **Turned the corner**
  - **Full compliance with written agreement**
  - **Begun increasing total loan portfolio in Q4 2015 after 24 consecutively declining quarters**
- **Moving Forward**
  - **Added and strengthened employees to move us forward**
  - **New products and services**
  - **Cutting edge technology**
  - **Working toward becoming a high performing bank**

Thank you!

NEW PEOPLES BANKSHARES INC

Questions and Answers

NEW PEOPLES BANKSHARES INC